UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2015

GANNETT CO., INC.

(Exact name of registrant as specified in its charter)

Delaware	001-6961	16-0442930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia 22107-0910

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (703) 854-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

As previously announced, Gannett Co., Inc. (the “Company”) is planning to separate its digital/broadcast and publishing businesses into two separate publicly traded companies. In connection with this separation, the Company is restructuring its 401(k) plans, forming separate plans for the digital/broadcast and publishing businesses (collectively, the “Plan”). Gannett has also retained a new record keeper for the Plan. As a result of these changes, more than 50% of the Company’s 401(k) plan participants will be temporarily unable to exercise certain rights otherwise available under the Plan (the “blackout”).

On May 8, 2015, the Company sent a notice (the “Blackout Notice”) to its directors and officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, informing them that a blackout will be imposed. The blackout is expected to begin after the market closes on June 5, 2015 and last until the week of June 15, 2015.

Section 306 of the Sarbanes-Oxley Act of 2002 and Regulation BTR, issued by the U.S. Securities and Exchange Commission, generally impose restrictions on trading by executive officers and directors in the event that 50% or more of the issuer’s 401(k) plan participants are so restricted.

During the blackout, subject to certain limited exceptions, directors and executive officers will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any Gannett common stock or derivative security with respect to Gannett common stock acquired in connection with their service or employment as a director or executive officer of Gannett.

On May 5, 2015, the plan administrator of the Plan delivered notice to the Company of the trading restrictions relating to the Plan pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of the Blackout Notice.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed or furnished, as appropriate, as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Form of Notice of Blackout Period to Directors and Executive Officers, dated May 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2015	GANNETT CO., INC.

	By:	/s/ Todd A. Mayman
	Name:	Todd A. Mayman
	Title:	Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Form of Notice of Blackout Period to Directors and Executive Officers, dated May 8, 2015.